                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 16, 2002
                                                         ----------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                          1-13794                          13-3818402
           --------                          -------                          ----------
(State or other jurisdiction of      (Commission File Number)       (I.R.S. Employer Identification
        incorporation)                                                          Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                             08401
----------------------------                                          -----

(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

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
           Delaware                          33-90786                         13-3818407
           --------                          --------                         ----------
(State or other jurisdiction of      (Commission File Number)       (I.R.S. Employer Identification
        incorporation)                                                          Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                             08401
----------------------------                                          -----

(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


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
           Delaware                        33-90786-01                      13-3818405
           --------                        -----------                      ----------
(State or other jurisdiction of      (Commission File Number)       (I.R.S. Employer Identification
        incorporation)                                                          Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                             08401
----------------------------                                          -----

(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

Item 5.   Other Events.

          Filed as an exhibit hereto is a News Release, dated January 16, 2002, filed by Trump Hotels & Casino Resorts, Inc.


Item 7.   Financial Statements and Exhibits.

(c)  Exhibits:

  Exhibit No.    Description
  -----------    -----------

  99.1 News Release of Trump Hotels & Casino Resorts, Inc., dated January 16, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRUMP HOTELS & CASINO RESORTS, INC.

Date: January 16, 2002                  By:  /s/ JOHN P. BURKE
                                           -------------------------------------
                                        Name:    John P. Burke
                                        Title:   Executive Vice President and
                                                 Corporate Treasurer

                                        TRUMP HOTELS & CASINO RESORTS
                                        HOLDINGS, L.P.

                                        By: Trump Hotels & Casino Resorts,
                                            Inc., its general partner

Date: January 16, 2002                          By: /s/ JOHN P. BURKE
                                                   -----------------------------
                                                Name:   John P. Burke
                                                Title:  Executive Vice President
                                                        and Corporate Treasurer

                                        TRUMP HOTELS & CASINO RESORTS
                                        FUNDING, INC.

Date: January 16, 2002                  By: /s/ JOHN P. BURKE
                                            ------------------------------------
                                        Name:   John P. Burke
                                        Title:  Executive Vice President
                                                and Corporate Treasurer


                                  EXHIBIT INDEX

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
Exhibit No.        Description                                                                       Page No.
-----------        -----------                                                                       --------
99.1               News Release of Trump Hotels & Casino Resorts, Inc., dated January 16, 2002.